ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

Issuer

GUARANTORS

and

THE BANK OF NEW YORK

Trustee

SUPPLEMENTAL INDENTURE

Dated as of February 22, 2006

9 7/8% SENIOR NOTES DUE 2011

THIS SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), dated as of February 22, 2006, is made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, (the “Issuer”), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., ACS OF THE NORTHLAND, INC. ACS OF ALASKA, INC., ACS OF FAIRBANKS, INC., ACS OF ANCHORAGE, INC., ACS WIRELESS, INC., ACS INTERNET, INC., ACS MESSAGING, INC. ACS INFOSOURCE, INC. ACS OF ALASKA LICENSE SUB, INC., ACS OF THE NORTHLAND LICENSE SUB, INC., ACS OF FAIRBANKS LICENSE SUB, INC., ACS OF ANCHORAGE LICENSE SUB, INC., ACS WIRELESS LICENSE SUB, INC., ACS LONG DISTANCE LICENSE SUB, INC., ACS SERVICES, INC. AND ACS LONG DISTANCE, INC. (collectively, the “Guarantors”) and THE BANK OF NEW YORK, as Trustee (the “Trustee”), under the Indenture dated as of August 26, 2003 (as amended through the date hereof, the “Indenture”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture.

W I T N E S S E T H:

WHEREAS, the Issuer has issued its 9 7/8% Senior Notes Due 2011 (the “Notes”) pursuant to the Indenture;

WHEREAS, the Issuer has offered (the “Tender Offer”) to purchase the Notes pursuant to the Offer to Purchase and Consent Solicitation, dated February 7, 2006, and has solicited (the “Consent Solicitation”) the consents of the Holders of the Notes to certain amendments to the provisions of the Indenture in connection with the Tender Offer pursuant to the Issuer’s Offer to Purchase and Consent Solicitation, dated February 7, 2006 (as amended through the date hereof, the “Offer to Purchase”);

WHEREAS, in connection with the Consent Solicitation, the Issuer has obtained the consents of certain Holders of the Notes to such amendments of certain provisions of the Indenture and the Notes;

WHEREAS, Section 9.02 of the Indenture provides that with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, the Issuer, any Guarantor, and the Trustee may amend or supplement the Indenture and the Notes, subject to specified exceptions;

WHEREAS, the Holders of a majority of the principal amount of the Notes outstanding have duly consented to the proposed amendments set forth in this Supplemental Indenture in accordance with Section 9.02 of the Indenture;

WHEREAS, the Issuer has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Board of Directors of the Issuer, certified by the Secretary or an Assistant Secretary of the Issuer, authorizing the execution, delivery and performance of this Supplemental Indenture, (ii) a copy of resolutions of the Boards of Directors of each of the Guarantors, certified by the Secretary or an Assistant Secretary of each of the Guarantors, authorizing the execution, delivery and performance of this Supplemental Indenture, (iii) evidence of the written consent of the Holders set forth in the immediately preceding paragraph (iv) an Officers’ Certificate and an Opinion of Counsel with and to the effect set forth in Section 7.02(b) of the Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture valid and binding have been complied with or have been done or performed; and

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows.

ARTICLE ONE
AMENDMENTS

SECTION 1.01. Amendments. Subject to Section 2.01 hereof, the Indenture is hereby amended by deleting in their entireties Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15 and 6.01 (d). Effective as of the earlier of the Initial Acceptance Date or the Final Acceptance Date (each as defined in the Offer to Purchase), none of the Issuer, Guarantors, Trustee or other parties to or beneficiaries of the Indenture or the Notes shall have any rights, obligations or liabilities under such deleted Sections or Articles and such Sections or Articles shall not be considered in determining whether a Default or Event of Default has occurred or whether either Issuer or any of the Guarantors has observed, performed or complied with the provisions of the Indenture.

SECTION 1.02. Amendment of Definitions. Subject to Section 2.01 hereof, the Indenture is hereby amended by deleting any definitions from the Indenture with respect to which references would be eliminated as a result of the amendment of the Indenture pursuant to Section 1.01 hereof.

ARTICLE TWO
MISCELLANEOUS

SECTION 2.01. Effectiveness. This Supplemental Indenture shall become effective on and as of the date the counterparts hereto shall have been executed and delivered by each of the parties hereto. On the earlier of the Initial Acceptance Date or the Final Acceptance Date (each as defined in the Offer to Purchase), this Supplemental Indenture will become operative.

SECTION 2.02. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SUPPLEMENTAL INDENTURE.

SECTION 2.03. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

SECTION 2.04. Severability. In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2.05. Ratification. Except as expressly waived, amended or supplemented hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects and, as expressly waived, amended, or supplemented hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Issuer, the Guarantors and the Trustee.

SECTION 2.06. Trustee. The Trustee accepts the trusts created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

SECTION 2.07. No Representations by Trustee. The recitals contained herein shall be taken as the statement of the Issuer and Guarantors, and the Trustee assumes no responsibility whatsoever for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or for the due execution hereof by the Issuer and the Guarantors.

SECTION 2.08. Reaffirmation. The parties hereto make and reaffirm as of the date of execution of this Supplemental Indenture all of their respective representations, covenants and agreements set forth in the Indenture, as amended by this Supplemental Indenture.

SECTION 2.09. Assignment. All covenants and agreements of the Issuer, the Guarantors, and the Trustee in the Indenture, as amended by this Supplemental Indenture, shall bind each of their respective successors and assigns, whether so expressed or not.

SECTION 2.10. Third-Party Beneficiaries. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture or this Supplemental Indenture.

SECTION 2.11. Trust Indenture Act. If any provisions hereof limit, qualify or conflict with a provision of the Trust Indenture Act of 1939, as amended from time to time (the “TIA”), required under the TIA to be a part of and govern this Supplemental Indenture, the provisions of the TIA shall control. If any provision hereof modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

SECTION 2.12. Unity. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture. The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date and year first above written.

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF THE NORTHLAND, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF ALASKA, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF FAIRBANKS, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF ANCHORAGE, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS WIRELESS, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS INTERNET, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS MESSAGING, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS INFOSOURCE, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF ALASKA LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF THE NORTHLAND LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF FAIRBANKS LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS OF ANCHORAGE LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS WIRELESS LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS LONG DISTANCE LICENSE SUB, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS SERVICES, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

ACS LONG DISTANCE, INC.

By:	/s/ Leonard Steinberg

	Name: Title:	Leonard Steinberg General Counsel and Corporate Secretary

THE BANK OF NEW YORK

By:	/s/ Van K. Brown

	Name: Title:	Van K. Brown Vice President